Exhibit (l)(3)





     Mori Hamada & Matsumoto
-----------------------------

                                                  Marunouchi Kitaguchi Building
                                                  1-6-5 Marunouchi, Chiyoda-ku
                                                  Tokyo 100-8222, Japan
                                                  tel  81 3 5223 7777
                                                  fax  81 3 5223 7666



To: Japan Smaller Capitalization Fund, Inc.

      We hereby consent to the reference to our firm included in the Registration Statement on Form N-2 (Securities Act File No. 333-128763), and the prospectus constituting a part thereof, of Japan Smaller Capitalization Fund, Inc.


                                        Very truly yours,

                                        MORI HAMADA & MATSUMOTO


                                        BY: /s/ Ken Miura
                                            ----------------------
                                            Ken Miura, Partner
                                            Tokyo, Japan
                                            November 10, 2005